UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2017 (May 2, 2017)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01    Entry Into A Material Definitive Agreement.
On February 19, 2016, Healthcare Realty Trust Incorporated (the “Company”) entered into sales agreements (the “February 2016 Sales Agreements”) in connection with the Company’s “at-the-market” equity offering program (the “ATM Program”) with each of Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., Cantor Fitzgerald & Co., and Credit Agricole Securities (USA) Inc. to sell up to an aggregate of 10,000,000 shares of the Company’s common stock, par value $0.01 per share, from time to time through the sales agents, of which 5,868,697 shares remain unsold as of the date of this report (the “Shares”).
On May 5, 2017, the Company entered into a sales agreement (the “Fifth Third Sales Agreement,” and together with the February 2016 Sales Agreements, as amended, the “Sales Agreements”) with Fifth Third Securities, Inc. (“Fifth Third,” and together with the sales agents that are party to the February 2016 Sales Agreements, the “Sales Agents”) to sell up to an aggregate of 5,868,697 Shares that remain unsold under the ATM Program. The Fifth Third Sales Agreement is substantially similar to the February 2016 Sales Agreements, as amended. Contemporaneously with its entry into the Fifth Third Sales Agreement, the Company amended the February 2016 Sales Agreements to recognize Fifth Third as an additional sales agent and to make certain other administrative changes (collectively, the “Amendments”).
Pursuant to the Sales Agreements, the Shares may be offered and sold through any of the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreements provide that each Sales Agent will be entitled to compensation of up to 2.00% of the gross proceeds of the Shares sold through such Sales Agent from time to time under the applicable Sales Agreement. The Company has no obligation to sell any of the Shares under the Sales Agreements, and may at any time suspend solicitation and offers under the Sales Agreements. The Sales Agreements are subject to customary terms and conditions.
The Company will use the net proceeds from the sale of Shares for general corporate purposes, including the acquisition and development of healthcare facilities. Pending such investments, the Company will apply the net proceeds to outstanding indebtedness under its unsecured credit facility due July 2020 (the “Credit Facility”) and/or place the net proceeds in interest-bearing bank accounts or in readily marketable, interest-bearing securities. Affiliates of the Sales Agents are lenders under the Credit Facility, and an affiliate of Fifth Third is a lender under the Company's unsecured term loan due 2019. To the extent that proceeds from the sale of Shares are used to repay borrowings under the Credit Facility, the Sales Agents may receive a portion of such proceeds.
The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-216102). The Company filed a prospectus supplement, dated May 5, 2017, with the Securities and Exchange Commission in connection with the offer and sale of the Shares, which supersedes and replaces the prospectus supplement filed with the Securities and Exchange Commission on February 16, 2017.
Copies of the February 2016 Sales Agreements were previously filed as exhibits to a current report on Form 8-K filed with the Securities and Exchange Commission by the Company on February 19, 2016. Copies of the Fifth Third Sales Agreement and the Amendments are attached as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Shareholders on May 2, 2017. At the Annual Meeting, there were present in person or by proxy 102,792,009.484 shares of the Company’s common stock, representing approximately 88.23% of the total outstanding eligible votes. The proposals considered at the Annual Meeting were voted on as follows:

1.	The following individuals were elected to serve as directors for one-year terms or until their successors have been elected and take office.

	Votes For	Votes Withheld	Broker Non-Votes
David R. Emery	97,311,634.434	992,584.050	4,487,791.000
Todd J. Meredith	97,996,870.475	307,348.009	4,487,791.000
Nancy H. Agee	97,292,309.845	1,011,908.639	4,487,791.000
Charles Raymond Fernandez, M.D.	95,722,900.804	2,581,317.680	4,487,791.000
Peter F. Lyle, Sr.	97,814,894.593	489,323.891	4,487,791.000
Edwin B. Morris III	95,377,923.712	2,926,294.772	4,487,791.000
John Knox Singleton	95,482,652.593	2,821,565.891	4,487,791.000
Bruce D. Sullivan	97,214,774.552	1,089,443.932	4,487,791.000
Christann M. Vasquez	97,858,769.593	445,448.891	4,487,791.000

2.	The shareholders approved an amendment to the Company's articles of incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000 by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
100,322,340.580	2,347,015.903	122,653.000	—
A copy of the Company's articles of incorporation, as amended by the above referenced amendment, is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated by reference herein.

3.	The shareholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
101,867,880.908	878,283.576	45,845.000	—

4.	The shareholders approved, on a non-binding advisory basis, the Company’s compensation of its executive officers by the following vote:

Votes Cast in Favor	Votes Cast Against	Abstentions	Broker Non-Votes
94,398,125.430	3,408,382.773	497,710.281	4,487,791.000

5.	The shareholders approved, on a non-binding advisory basis, the Company's frequency of the vote on executive compensation by the following vote:

1-Year	2-Year	3-Year	Abstain	Broker Non-Votes
78,565,805.290	157,833.000	19,433,214.599	147,365.595	4,487,791.000
A majority of the shareholders selected, on a non-binding advisory basis, a one-year frequency for non-binding advisory votes on executive compensation. Based on these results, the Company’s Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation on an annual basis (once every year) until the next shareholder vote on the frequency of the vote on executive compensation.

Item 9.01 Financial Statements and Exhibits.

1.1	Sales Agreement, dated May 5, 2017, by and between the Company and Fifth Third Securities, Inc.

1.2	Amendment to Sales Agreement, dated May 5, 2017, by and between the Company and Barclays Capital Inc.

1.3	Amendment to Equity Distribution Agreement, dated May 5, 2017, by and between the Company and BB&T Capital Markets, a division of BB&T Securities, LLC

1.4	Amendment Sales Agreement, dated May 5, 2017, by and between the Company and BMO Capital Markets Corp.

1.5	Amendment to Controlled Equity Offering Sales Agreement, dated May 5, 2017, by and between the Company and Cantor Fitzgerald & Co.

1.6	Amendment to Sales Agreement, dated May 5, 2017, by and between the Company and Credit Agricole Securities (USA) Inc.

3	Second Articles of Amendment and Restatement of the Company, as amended

5	Opinion of Waller Lansden Dortch & Davis, LLP

8	Tax Opinion of Waller Lansden Dortch & Davis, LLP

23.1	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

23.2	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 8)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED By: /s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Date: May 5, 2017

EXHIBIT INDEX

1.1	Sales Agreement, dated May 5, 2017, by and between the Company and Fifth Third Securities, Inc.

1.2	Amendment to Sales Agreement, dated May 5, 2017, by and between the Company and Barclays Capital Inc.

1.3	Amendment to Equity Distribution Agreement, dated May 5, 2017, by and between the Company and BB&T Capital Markets, a division of BB&T Securities, LLC

1.4	Amendment Sales Agreement, dated May 5, 2017, by and between the Company and BMO Capital Markets Corp.

1.5	Amendment to Controlled Equity Offering Sales Agreement, dated May 5, 2017, by and between the Company and Cantor Fitzgerald & Co.

1.6	Amendment to Sales Agreement, dated May 5, 2017, by and between the Company and Credit Agricole Securities (USA) Inc.

3	Second Articles of Amendment and Restatement of the Company, as amended

5	Opinion of Waller Lansden Dortch & Davis, LLP

8	Tax Opinion of Waller Lansden Dortch & Davis, LLP

23.1	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5)

23.2	Consent of Waller Lansden Dortch & Davis, LLP (included in Exhibit 8)